                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 22, 2005
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                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                     0-18863                     59-3392443
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

13386 International Parkway, Jacksonville, Florida                    32218
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(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
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2005 Stock Incentive Plan
-------------------------

On June 22, 2005, at the 2005 Annual Meeting of Stockholders of Armor Holdings,
Inc. (the "Company"), the Company's stockholders, upon the recommendation of the
Company's Board of Directors, voted to approve the 2005 Stock Incentive Plan
(the "2005 Stock Incentive Plan"). Under the 2005 Stock Incentive Plan, an
aggregate of 2,500,000 shares of the Company's common stock will be reserved for issuance and available for awards. Awards under the 2005 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights, restricted shares of common stock, restricted units and performance awards. Awards under the 2005 Stock Incentive Plan may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any subsidiary of the Company. The 2005 Stock
Incentive Plan will enable the Company to award either time based awards or performance based awards, including "performance based compensation" under
Section 162(m) of the Internal Revenue Code of 1986, as amended, which will enable the Company to deduct such compensation from its taxable income. In addition to other limitations under the 2005 Stock Incentive Plan, each share of our common stock issued for awards other than stock options and stock appreciation rights, will reduce the number of shares of our common stock available for issuance under the 2005 Stock Incentive Plan by 1.8 shares. The
2005 Stock Incentive Plan will have a term of ten years expiring on June 22,
2015. In connection with the approval of the 2005 Stock Incentive Plan, the
Company's non-management directors were issued an aggregate of 187,500 options which were previously approved for grant by our Board of Directors on March 25,
2005.

The material features of the 2005 Stock Incentive Plan are described in the
Company's Definitive Proxy Statement filed with the Securities and Exchange
Commission on May 23, 2005 (the "Proxy Statement") under the heading "Proposal 3
- Approval and Adoption of the 2005 Stock Incentive Plan," and the description is incorporated by reference in this report. In addition, the complete text of the 2005 Stock Incentive Plan is attached as Appendix A to the Proxy Statement and is incorporated by reference in this report.

2005 Annual Incentive Plan
--------------------------

Also at the Company's 2005 Annual Meeting of Stockholders, the Company's
stockholders, upon the recommendation of the Company's Board of Directors, voted to approve the 2005 Annual Incentive Plan (the "2005 Annual Incentive Plan").
The 2005 Annual Incentive Plan will enable the Company to award certain executive officers of the Company or any subsidiary of the Company, with
"performance based compensation" under Section 162(m) of the Internal Revenue
Code of 1986, as amended, which will enable the Company to deduct such compensation from its taxable income.

The material features of the 2005 Annual Incentive Plan are described in the
Proxy Statement under the heading "Proposal 4 - Approval of the 2005 Annual
Incentive Plan," and the description is incorporated by reference in this report. In addition, the complete text of the 2005 Annual Incentive Plan is attached as Appendix B to the Proxy Statement and is incorporated by reference in this report.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2005

                                                ARMOR HOLDINGS, INC.

                                            By: /s/ Philip A. Baratelli
                                                --------------------------------
                                                Name:  Philip A. Baratelli
                                                Title: Corporate Controller,
                                                       Treasurer and Secretary